Exhibit 10.30

FORM OF

IFF 20[    ] EQUITY CHOICE PROGRAM

Purchased Restricted Stock Agreement — Matching Restricted Stock

2010 Stock Award and Incentive Plan, as amended (the “Plan”)

This Purchased Restricted Stock Agreement—Matching Restricted Stock (the “Agreement”), which includes the IFF 20[    ] Equity Choice Confirmation Statement (the “Confirmation Statement”), the Terms and Conditions of Purchased Restricted Stock—Matching Restricted Stock (the “Terms and Conditions”), and the Addendum to the Terms and Conditions of the Purchased Restricted Stock (the “Addendum”), confirms the grant on the Grant Date by INTERNATIONAL FLAVORS & FRAGRANCES INC., a New York corporation (the “Company”), to you (the “Employee”), of the number of shares of Purchased Restricted Stock (the “PRS”), consisting of 50% Escrowed Shares and 50% Restricted (Matched) Shares (“Matched Shares”), set forth in the row labeled “Purchased Restricted Stock (PRS)” under the column labeled “Total Shares/Units/Rights Awarded” in the Confirmation Statement. The Employee is being granted the Purchased Restricted Stock as a consequence of Employee’s commercial relationship with the Company and/or the Company’s subsidiary or affiliate that employs Employee (“Employer”). The “Total Shares” and “Grant Date” are set forth in the Confirmation Statement.

Purchase Price per Share:	Escrowed Shares either are purchased by Employee in cash, at 100% of their fair market value on the Grant Date, or are shares deposited by Employee through the “Purchased Restricted Stock — Stock Tendering Feature.” Matched Shares are granted to Employee as a one-for-one match for each Escrowed Share purchased or tendered, so Matched Shares are deemed to have a purchase price of zero. The purchase price per share of Escrowed Shares purchased for cash equals the amount set forth on the Confirmation Statement in the row labeled “Share Price on Grant Date.”

Aggregate Purchase Price:	For Escrowed Shares purchased for cash, Employee has paid the aggregate purchase price in cash in an amount equal to the number of such purchased Escrowed Shares times the Purchase Price Per Share, as set forth above. If Employee has tendered shares for deposit as Escrowed Shares, the tendered shares became Escrowed Shares on a one-for-one basis. The Company acknowledges receipt, as of the Grant Date, of the Aggregate Purchase Price from Employee in cash and/or satisfaction, as of the Grant Date, of the obligation to pay the Aggregate Purchase Price by Employee’s tender and deposit of shares of the Company’s Common Stock previously acquired by Employee (Note: Employee is permitted to satisfy this requirement through a combination of cash purchase of shares and tender of previously acquired shares).

Risk of Forfeiture/ Vesting of Purchased Restricted Stock:	Escrowed Shares are non-forfeitable. Matched Shares vest 100% on [ ], 20[ ] (the “Stated Vesting Date”), except that different vesting provisions may apply upon certain events specified in Section 3 or 5 hereof.

The PRS is an award of shares of the Company’s Common Stock (the “Common Stock”) granted under Section 6(d) of the Plan. The Matched Shares (representing 50% of the award of the PRS) are subject to the risk of forfeiture and other restrictions specified in the Plan and the Agreement, including these Terms and Conditions of PRS attached hereto. The number and kind of shares of PRS and other terms of the PRS are subject to adjustment in accordance with Section 4 hereof and Section 11(c) of the Plan.

Employee acknowledges and agrees that (i) rights under this PRS award and the Matched Shares prior to vesting are nontransferable, except as provided in Section 11(b) of the Plan (ii) the Matched Shares, and certain amounts of income realized upon vesting and delivery of shares in respect of the Matched Shares, are subject to forfeiture in the event Employee fails to meet applicable requirements relating to non-competition, confidentiality, non-solicitation of customers, suppliers, business associates, employees and service providers, non-disparagement and cooperation in litigation with respect to the Company and its subsidiaries and affiliates, and financial reporting, as set forth in Section 7 hereof and Section 10 of the Plan, (iii) the Matched Shares are subject to forfeiture in the event of Employee’s Termination of Employment in certain circumstances prior to vesting, as specified in Section 3 hereof, (iv) sales of shares of Common Stock delivered upon vesting of the Matched Shares and release of Escrowed Shares will be subject to the Company’s policies regulating trading by employees, and (v) a copy of the Plan and related prospectus have previously been delivered to Employee, are being delivered to Employee or are available as specified in Section 1 hereof. In addition, and without limiting the foregoing, Employee consents, acknowledges and agrees that, as a condition to the grant of PRS hereunder, Section 10(d) of the Plan, which relates to forfeitures of Awards (as defined in the Plan) in the event of financial reporting misconduct, will apply to the Matched Shares granted hereunder as well as to any other Awards that may have been granted to Employee prior to the Grant Date set forth above. The grant of PRS under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of restricted stock or stock options or benefits in lieu of restricted stock or stock options in the future. Future grants, if any, will be at the sole discretion of the Company including, but not limited to, the timing of any grant, the form of award, the number of shares of Common Stock covered by the award and the vesting provisions.

BY ELECTRONICALLY ACCEPTING THE AWARD, EMPLOYEE AGREES TO BE BOUND BY THE PROVISIONS OF THE PLAN, THE AGREEMENT, THE TERMS AND CONDITIONS AND THE CONFIRMATION STATEMENT. EMPLOYEE HAS REVIEWED THE PLAN, THE AGREEMENT, THE TERMS AND CONDITIONS AND THE CONFIRMATION STATEMENT IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO ACCEPTING THE AWARD AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THE PLAN, THE AGREEMENT, THE TERMS AND CONDITIONS AND THE CONFIRMATION STATEMENT. EMPLOYEE HAS BEEN PROVIDED WITH A COPY OR ELECTRONIC ACCESS TO A COPY OF THE U.S. PROSPECTUS FOR THE PLAN AND THE TAX SUPPLEMENT TO THE U.S. PROSPECTUS FOR EMPLOYEE’S COUNTRY OF EMPLOYMENT. EMPLOYEE HEREBY AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN, THE AGREEMENT, THE TERMS AND CONDITIONS AND THE CONFIRMATION STATEMENT.

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INTERNATIONAL FLAVORS & FRAGRANCES INC.

2010 Stock Award and Incentive Plan

TERMS AND CONDITIONS OF

PURCHASED RESTRICTED STOCK — MATCHING RESTRICTED STOCK

The following Terms and Conditions apply to the PRS granted to Employee by INTERNATIONAL FLAVORS & FRAGRANCES INC. (the “Company”), as specified in the Purchased Restricted Stock Agreement—Matching Restricted Stock (of which these Terms and Conditions form a part). Employee is being granted the PRS as a consequence of Employee’s commercial relationship with the Company and the Company’s subsidiary or affiliate that employs Employee (“Employer”). Certain terms of the PRS, including the number of Escrowed Shares purchased or tendered for deposit and the number of Matched Shares, Purchase Price per Share of the Escrowed Shares and the Stated Vesting Date of the Matched Shares are set forth on the preceding pages or on the Confirmation Statement.

1. General. The award of PRS is granted to Employee under the Company’s 2010 Stock Award and Incentive Plan, as amended (the “Plan”), a copy of which is available for review, along with other documents constituting the “prospectus” for the Plan, on the Company’s intranet site at One IFF/Corporate/Law Department. All of the applicable terms, conditions and other provisions of the Plan are incorporated by reference herein. Capitalized terms used in these Terms and Conditions but not defined herein shall have the same meanings as defined in the Plan. If there is any conflict between the provisions of this document and mandatory provisions of the Plan, the provisions of the Plan govern. By accepting the grant of the PRS, Employee agrees to be bound by all of the terms and provisions of the Plan (as presently in effect or later amended), the rules and regulations under the Plan adopted from time to time, and the decisions and determinations of the Company’s Compensation Committee (the “Committee”) made from time to time, provided that no amendment or other change to the Plan or a current rule, regulation or Committee decision or determination shall materially and adversely affect the rights of the Employee with respect to outstanding Escrowed Shares and Matched Shares without the consent of Employee.

2. Terms of Escrowed Shares and Matched Shares.

(a) Escrowed Shares. In the case of Escrowed Shares purchased by Employee, the Company will cause Escrowed Shares to be transferred to Employee out of the Company’s treasury shares and registered in the name of Employee (in accordance with Section 8(c) hereof) effective as of the Grant Date. In the case of shares tendered by Employee for deposit as Escrowed Shares, the Company will receive such shares (subject to any change in share registration necessary to give effect to such deposit). Possession of the share certificates or other evidence of ownership of the Escrowed Shares shall be retained by the Company in escrow in an account maintained by the Company’s transfer agent (or such other account as the Company may designate), and shall be subject to the following:

(i)	Withdrawal and Release of Escrowed Shares; Forfeiture of Corresponding Matched Shares. Employee shall have the right to withdraw any or all of the Escrowed Shares at any time, by written notice addressed to the Company. Withdrawal of Escrowed Shares will result in forfeiture of a corresponding number of Matched Shares, except Escrowed Shares shall be released (i) upon Employee’s Termination of Employment (as defined below), even if Matched Shares remain outstanding and subject to future vesting, and (ii) upon the vesting of Matched Shares. Upon a withdrawal, the Company will promptly deliver the certificate or other evidence or ownership of the withdrawn Escrowed Shares to Employee, or otherwise deposit the shares in an account for Employee. Employee has no right to a refund of the cash purchase price of the Escrowed Shares previously paid by Employee or other right to cause the Company or any affiliate to repurchase the Escrowed Shares.

(ii)	Transferability Restrictions. Escrowed Shares may not be transferred, sold, assigned, pledged or encumbered, hedged or disposed of while remaining in escrow, except for estate-planning arrangements as may be permitted by the Company and subject to the conditions under Section 11(b) of the Plan. Any attempted action of such nature with respect to Escrowed Shares shall be treated as a withdrawal.

(iii)	The Committee may accelerate the release of Escrowed Shares, in its discretion, but such accelerated release shall not result in the forfeiture of corresponding Matched Shares.

(b) Matched Shares. The Company will cause Matched Shares to be issued or transferred to and registered in the name of Employee (as provided in Section 8(c) hereof) effective as of the Grant Date. Possession of the share certificates or other evidence of ownership of the Matched Shares shall be retained by the Company (or its designated agent), and shall be subject to the following:

(i)	No Withdrawal. Employee shall have no right to withdraw or otherwise receive delivery of the Matched Shares until such time as the Matched Shares have become vested in accordance with the terms of these Terms and Conditions.

(ii)	Transferability Restrictions. Until such time as the Matched Shares become vested in accordance with the terms of these Terms and Conditions, Employee may not transfer Matched Shares or any rights hereunder to any third party other than by will or the applicable laws of descent and distribution, except for transfers to a Beneficiary upon death of Employee or otherwise if and to the extent permitted by the Company and subject to the conditions under Section 11(b) of the Plan.

(iii)	This restriction on transfer precludes any sale, assignment, pledge, or other encumbrance, hedge or disposition of the Matched Shares (except for forfeitures to the Company). The Company shall maintain a bookkeeping account for Employee (the “Account”) reflecting the number of Matched Shares then credited to Employee hereunder.

3. Termination Provisions. Upon any Termination of Employment, all Escrowed Shares will be released from escrow and delivered as provided in Section 2(a)(i). The following provisions will govern the vesting and forfeiture of Matched Shares in the event of Employee’s Termination of Employment (as defined below), provided that the Committee retains its powers to accelerate vesting of Matched Shares or to modify these terms subject to the consent of Employee in the case of a modification materially adverse to Employee:

(a) Termination by the Employer for Cause or Resignation by the Employee. In the event of Employee’s Termination of Employment due to his or her voluntarily resignation (other than a Normal or Early Retirement governed by clause (b) or (c) below) or Termination of Employment by the Employer for Cause (as defined below), all unvested Matched Shares will be immediately forfeited.

(b) Disability or Normal Retirement. In the event of Employee’s Termination of Employment due to Disability (as defined below) or Normal Retirement (as defined below), Employee’s unvested Matched Units will not be forfeited, but will remain outstanding and will become vested at the applicable date under these Terms and Conditions as though Employee had not had such a Termination of Employment; provided that Employee shall forfeit the unvested Matched Shares if during the period following Termination of Employment up to the date of vesting Employee engages in activity that results in a Forfeiture Event set forth in Section 10 of the Plan. Employee acknowledges that the Committee has relied on the discretion granted to it under Section 10(d) of the Plan in requiring forfeiture of Matched Shares upon occurrence of a Forfeiture Event during the applicable period following Termination of Employment.

(c) Termination by the Employer Not for Cause or Early Retirement. In the event of Employee’s Termination of Employment by the Employer not for Cause or Employee’s Early Retirement, the following rules apply:

(i)	A pro rata portion of Employee’s then unvested Matched Shares will not be forfeited, but will remain outstanding and will become vested at the applicable date under these Terms and Conditions as though Employee had not had such a Termination of Employment. This pro rata portion will be determined by multiplying the number of unvested Matched Shares by a fraction the numerator of which is the number of days from the Grant Date to the date of Employee’s Termination of Employment and the denominator of which is 1,066; provided that Employee shall forfeit the unvested Matched Shares if during the period following Termination of Employment up to the date of vesting Employee engages in activity that results in a Forfeiture Event set forth in Section 10 of the Plan. Employee acknowledges that the Committee has relied on the discretion granted to it under Section 10(d) of the Plan in requiring forfeiture of the pro rata Matched Shares upon occurrence of a Forfeiture Event during the applicable period following Termination of Employment.

(ii)	Employee’s Matched Shares that had not become vested before such Termination of Employment and which are not included in the pro rata portion subject to continued vesting will be immediately forfeited.

(d) Death. In the event of Employee’s Termination of Employment due to death or the death of Employee following Termination of Employment but prior to vesting of Matched Shares not otherwise forfeited hereunder, Employee’s unvested Matched Shares will not be forfeited but will become immediately vested and delivered to the executor of Employee’s estate or other person legally entitled to such delivery.

(e) Certain Definitions. The following definitions apply for purposes of these Terms and Conditions:

(i) “Cause” has the meaning as defined in the Company’s Executive Separation Policy or any successor policy thereto, as in effect at the time of Employee’s Termination of Employment.

(ii) “Disability” means a disability entitling Employee to long-term disability benefits under the Employer’s or the Company’s long-term disability policy as in effect at the date of Employee’s Termination of Employment, upon written evidence of such permanent disability from a medical doctor in a form satisfactory to the Employer or the Company.

(iii) “Early Retirement” means Termination of Employment by either the Employer or Employee after Employee has attained age 55 and before he or she has attained age 62 if at the time of Termination of Employment, Employee has ten or more years in the employ of the Employer, the Company or another subsidiary of the Company.

(iv) “Normal Retirement” means Termination of Employment by either the Employer or Employee after Employee has attained age 62.

(v) “Termination of Employment” means the event by which Employee ceases to be employed by the Employer and, immediately thereafter, is not employed by or providing substantial services to the Company or any subsidiary of the Company. If Employee is granted a leave of absence for military or governmental service or other purposes approved by the Committee, he or she shall be considered as continuing in the employ of the Employer, the Company or another subsidiary of the Company for the purpose of this subsection, while on such authorized leave of absence. Notwithstanding anything to the contrary in the Plan or the Agreement, and for purposes of clarity, any Termination of Employment shall be effective as of the date the Employee’s active employment ends and shall not be extended by any statutory or common law notice period.

4. Dividends and Distributions and Adjustments.

(a) Dividends and Distributions. Employee shall be entitled to receive with respect to the Escrowed Shares and the Matched Shares all dividends and distributions payable on shares of Common Stock (including for this purpose any forward stock split) if and to the extent that Employee is the record owner of such shares of Common Stock on any record date for such a dividend or distribution and Employee has not forfeited such Matched Shares on or before the payment date for such dividend or distribution, subject to the following terms and conditions (except as provided in Section 4(b) below):

(i)	In the event of a cash dividend or cash distribution on shares of Common Stock other than [an extraordinary] [a] dividend or distribution [with a per-share value at the payment date exceeding % of the then Fair Market Value of a share] [designated as extraordinary by the Company], such dividend or distribution shall be paid in cash to Employee at the time of payment to shareholders generally and shall be non-forfeitable;

(ii)	In the event of any non-cash dividend or distribution in the form of property other than shares of Common Stock payable on shares of Common Stock, such as shares of a subsidiary of the Company distributed in a spin-off, such property shall be distributed in respect of Employee’s Escrowed Shares but the Company shall retain in its custody the property so distributed in respect of Matched Shares, which property thereafter will become vested if and to the same extent as the original Matched Shares with respect to which the property was distributed becomes vested and, to the greatest extent practicable, shall be subject to all other terms and conditions as applied to the original Matched Shares, including in the event of any dividends or distributions paid in respect of such property or with respect to the placement of any legend on certificate(s) or documents representing such property; provided, however, that any dividend or distribution of rights that expire before the applicable vesting date will be unrestricted and exercisable by Employee in accordance with their terms;

(iii)	In the event of a dividend or distribution in the form of shares of Common Stock or split-up of shares, the shares of Common Stock issued or delivered as such dividend or distribution or resulting from such split-up will be deemed to be additional Escrowed Shares or Matched Shares, as the case may be, and in the case of Matched Shares will become vested if and to the same extent as the original Matched Shares with respect to which the dividend or distribution was payable becomes vested, and shall be subject to all other terms and conditions as applied to the original Escrowed Shares or Matched Shares, as the case may be; and

(iv)	In the event of an extraordinary cash dividend or distribution not payable under clause (i) above, the amount of such cash, in the case of Escrowed Shares, shall be paid to Employee and, in respect of Matched Shares, shall be deemed reinvested in additional Matched Shares at the Fair Market Value of shares of Common Stock on the payment date, and the resulting Matched Shares will become vested if and to the same extent as the original Matched Shares with respect to which the dividend or distribution was payable becomes vested, and shall be subject to all other terms and conditions as applied to the original Restricted Stock.

(b) Adjustments. The number and kind of Escrowed Shares and Matched Shares credited to Employee’s Account and other terms and conditions thereof or otherwise contained in these Terms and Conditions shall be appropriately adjusted, in order to prevent dilution or enlargement of Employee’s rights hereunder, to reflect any changes in the number of outstanding shares of Common Stock resulting from any event referred to in Section 11(c) of the Plan, taking into account any cash, additional shares or other amounts paid or credited to Employee in connection with such event under Section 4(a) hereof, in the sole discretion of the Committee. In addition, the Committee may vary the treatment of any dividend or distribution as specified under Section 4(a)(ii), (iii) or (iv) above, in an equitable manner as it may determine in its discretion. The Committee may determine how to treat or settle any fractional share resulting under this Agreement.

5. Change in Control Provisions. The provisions of Section 9(a)(ii) of the Plan shall apply to the Matched Shares and, if Employee is a participant under the Executive Separation Policy, the terms of that Policy shall also apply to the Matched Shares, with any vesting of Matched Shares to result in the release of corresponding Escrowed Shares from escrow and delivery to Employee as provided in Section 2(a)(i). If this Section 5 would apply in the case of a Termination of Employment otherwise governed by Section 3(a), (b) or (c) hereof, the provisions of this Section 5 shall govern.

6. Additional Forfeiture Provisions. Employee agrees that, by signing these Terms and Conditions and accepting the grant of the PRS, the forfeiture conditions set forth in Section 10 of the Plan shall apply to the Matched Shares and to income realized upon the vesting of the Matched Shares.

7. Other Terms of the PRS.

(a) Voting and Other Shareholder Rights. Employee shall be entitled to vote Escrowed Shares and Matched Shares on any matter submitted to a vote of holders of shares of Common Stock, and shall have all other rights of a shareholder of the Company except as expressly limited by these Terms and Conditions.

(b) Employee Representations and Warranties Upon Vesting. As a condition to the vesting of Matched Shares, the Company or the Employer may require Employee to make any representation or warranty to the Company or the Employer as may be required under any applicable law or regulation, and to make a representation and warranty that no Forfeiture Event has occurred or is contemplated within the meaning of Section 10 of the Plan.

(c) Certificates/DRS. Escrowed Shares and Matched Shares shall be evidenced by issuance of one or more certificates or in certificate-less form under the Direct Registration System (“DRS”) established by the Company, in the name of Employee, bearing an appropriate legend referring to the terms, conditions, and restrictions applicable hereunder, and shall remain in the physical custody of the General Counsel of the Company or his designee until such time as such Escrowed Shares shall have been released and the Matched Shares have become vested and the restrictions hereunder have therefore lapsed. In addition, Escrowed Shares and Matched Shares shall be subject to such stop-transfer orders and other restrictive measures as the General Counsel of the Company shall deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of the New York Stock Exchange, or to implement the terms, conditions and restrictions hereunder, and the General Counsel may cause a legend or legends to be placed on any such certificates or DRS accounts to make appropriate reference to the terms, conditions and restrictions hereunder.

(d) Stock Powers. Employee agrees to execute and deliver to the Company one or more stock powers, in such form as may be specified by the General Counsel, authorizing the transfer of the Matched Shares to the Company, upon the request of the Company.

(e) Mandatory Tax Withholding. Regardless of any action the Company and the Employer take with respect to any or all income tax (including U.S. federal, state and local taxes and/or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Employee acknowledges that the ultimate liability for all Tax-Related Items legally due by Employee is and remains Employee’s responsibility, and that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PRS, including Employee’s purchase or tendering of Escrowed Shares or the grant to Employee of the Matched Shares, the vesting of the Matched Shares, the subsequent sale of any shares of Common Stock acquired pursuant to the PRS and the receipt of any dividends or dividend equivalents; and (b) do not commit to structure the terms of the grant or any aspect of the PRS to reduce or eliminate Employee’s liability for Tax-Related Items. Unless otherwise determined by the Committee, at the time of vesting of the Matched Shares, the Company will withhold from any shares of Common Stock deliverable to the Employee upon such vesting, in accordance with Section 11(d) of the Plan, the number of whole shares of Common Stock having a value as nearly as possible equal to the amount of Tax-Related Items required to be withheld under applicable local laws and regulations, and pay such amount in cash to the appropriate taxing authorities (share withholding will be rounded to whole shares of Common Stock in accordance with applicable accounting rules). Alternatively, the Company or the Employer may, in its discretion, withhold any amount necessary to pay the Tax-Related Items from Employee’s salary/wages or other amounts payable to Employee, with no withholding in shares of Common Stock, to the fullest extent permitted by law. In the event the withholding requirements are not satisfied through the withholding of shares of Common Stock or through the Employee’s salary/wages or other amounts payable to the Employee, no shares of Common Stock will be delivered upon vesting of the Matched Shares or release of shares from escrow unless and until satisfactory arrangements (as determined by the Company) have been made by Employee with respect to the payment of any Tax-Related Items which the Company and/or the Employer determines, in its sole discretion, must be withheld or collected with respect to such vesting. By accepting this grant of PRS, Employee expressly consents to the withholding of shares of Common Stock and/or cash as provided for hereunder. All other Tax-Related Items related to the PRS and any shares of Common Stock delivered in payment thereof are Employee’s sole responsibility. Employee will be responsible for any taxes relating to the PRS and the vesting thereof not satisfied by means of such mandatory withholding.

(f) Employee Consent. By signing these Terms and Conditions, Employee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 7(f). Employee is not obliged to consent to such collection, use, processing and transfer of personal data; however, failure to provide the consent may affect Employee’s ability to participate in the Plan. The Company and its subsidiaries hold, for the purpose of managing and administering the Plan, certain personal information about Employee, including Employee’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of Common Stock of stock or directorships held in the Company, and details of all options or any other entitlement to shares of Common Stock of stock awarded, canceled, purchased, vested, unvested or outstanding in Employee’s favor (“Data”). The Company and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Employee’s participation in the Plan and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. Employee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock on Employee’s behalf to a broker or other third party with whom Employee may elect to deposit any shares of Common Stock acquired pursuant to the Plan. Employee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect Employee’s ability to participate in the Plan.

(g) Voluntary Participation. Employee’s participation in the Plan is voluntary. The value of the PRS is an extraordinary item of compensation. As such, the PRS is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Consent to Electronic Delivery. EMPLOYEE HEREBY CONSENTS TO ELECTRONIC DELIVERY OF THE PLAN, THE PROSPECTUS FOR THE PLAN AND OTHER DOCUMENTS RELATED TO THE PLAN (COLLECTIVELY, THE “PLAN DOCUMENTS”). THE COMPANY WILL DELIVER THE PLAN DOCUMENTS ELECTRONICALLY TO EMPLOYEE BY E-MAIL, BY POSTING SUCH DOCUMENTS ON ITS INTRANET WEBSITE OR BY ANOTHER MODE OF ELECTRONIC DELIVERY AS DETERMINED BY THE COMPANY IN ITS SOLE DISCRETION. THE COMPANY WILL SEND TO EMPLOYEE AN E-MAIL ANNOUNCEMENT WHEN A NEW PLAN DOCUMENT IS AVAILABLE ELECTRONICALLY FOR EMPLOYEE’S REVIEW, DOWNLOAD OR PRINTING AND WILL PROVIDE INSTRUCTIONS ON WHERE THE PLAN DOCUMENT CAN BE FOUND. UNLESS OTHERWISE SPECIFIED IN WRITING BY THE COMPANY, EMPLOYEE WILL NOT INCUR ANY COSTS FOR RECEIVING THE PLAN DOCUMENTS ELECTRONICALLY THROUGH THE COMPANY’S COMPUTER NETWORK. EMPLOYEE WILL HAVE THE RIGHT TO RECEIVE PAPER COPIES OF ANY PLAN DOCUMENT BY SENDING A WRITTEN REQUEST FOR A PAPER COPY TO THE ADDRESS SPECIFIED IN SECTION 9(i) HEREOF. EMPLOYEE’S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS WILL BE VALID AND REMAIN EFFECTIVE UNTIL THE EARLIER OF (I) THE TERMINATION OF EMPLOYEE’S PARTICIPATION IN THE PLAN AND (II) THE WITHDRAWAL OF

EMPLOYEE’S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS. THE COMPANY ACKNOWLEDGES AND AGREES THAT EMPLOYEE HAS THE RIGHT AT ANY TIME TO WITHDRAW HIS OR HER CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS BY SENDING A WRITTEN NOTICE OF WITHDRAWAL TO THE ADDRESS SPECIFIED IN SECTION 9(i) HEREOF. IF EMPLOYEE WITHDRAWS HIS OR HER CONSENT TO ELECTRONIC DELIVERY, THE COMPANY WILL RESUME SENDING PAPER COPIES OF THE PLAN DOCUMENTS WITHIN TEN (10) BUSINESS DAYS OF ITS RECEIPT OF THE WITHDRAWAL NOTICE. EMPLOYEE ACKNOWLEDGES THAT HE OR SHE IS ABLE TO ACCESS, VIEW AND RETAIN AN E-MAIL ANNOUNCEMENT INFORMING EMPLOYEE THAT THE PLAN DOCUMENTS ARE AVAILABLE IN EITHER HTML, PDF OR SUCH OTHER FORMAT AS THE COMPANY DETERMINES IN ITS SOLE DISCRETION.

8. Miscellaneous.

(a) Binding Agreement; Written Amendments. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the PRS, and supersedes any prior agreements or documents with respect thereto. No amendment or alteration of these Terms and Conditions which may impose any additional obligation upon the Company shall be valid unless expressed in a written instrument duly executed in the name of the Company, and no amendment, alteration, suspension or termination of these Terms and Conditions which may materially impair the rights of Employee with respect to the PRS shall be valid unless expressed in a written instrument executed by Employee.

(b) No Promise of Employment. The PRS and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that Employee has a right to continue as an officer or employee of the Company or the Employer for any period of time, or at any particular rate of compensation. Employee expressly recognizes that (a) the Plan and the benefits Employee may derive from participation in the Plan do not establish any rights between Employee and the Employer or the Company, (b) the Plan and the benefits Employee may derive from participation in the Plan are not part of the employment conditions and/or benefits provided by the Employer, and (c) any modifications or amendments of the Plan by the Company, or a termination of the Plan by the Company, shall not constitute a change or impairment of the terms and conditions of Employee’s employment with the Employer. Employee acknowledges and agrees that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time, provided, however that any outstanding PRS shall not be materially and adversely affected without Employee’s consent. The grant of Restricted Stock under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of restricted stock or other equity awards or benefits in lieu of equity awards in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the form of award, the number of shares of Common Stock covered by the award and the vesting provisions.

(c) Compliance with Age Discrimination Rules. If Employee is a local national of and employed in a country that is a member of the European Union, the grant of the PRS and the terms and conditions governing the grant of the PRS are intended to comply with the age discrimination provisions of the EU Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”). To the extent a court or tribunal of competent jurisdiction determines that any provision of the grant of the PRS is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make it valid and enforceable to the full extent permitted under local law.

(d) English Language. Employee acknowledges and agrees that it is expressly intended that the Plan, the Agreement, these Terms and Conditions and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the PRS, be in English. If Employee has received the Plan, the Agreement, these Terms and Conditions or any other documents related to the PRS translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version shall control.

(e) Addendum. Notwithstanding any provisions of these Terms and Conditions to the contrary, the PRS shall be subject to any special terms and conditions for Employee’s country of residence (and country of employment, if different) set forth in an addendum to these Terms and Conditions (an “Addendum”). Further, if Employee transfers Employee’s residence and/or employment to another country reflected in an Addendum to these Terms and Conditions at the time of transfer, the special terms and conditions for such country will apply to Employee to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local laws, rules and regulations or to facilitate the operation and administration of the PRS and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate Employee’s transfer). In all circumstances, any applicable Addendum shall constitute part of these Terms and Conditions.

(f) Additional Requirements. The Company reserves the right to impose other requirements on the PRS, any shares of Common Stock acquired pursuant to the PRS, and Employee’s participation in the Plan, to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local law or to facilitate the administration of the Plan. Such requirements may include (but are not limited to) requiring Employee to sign any agreements or undertakings that may be necessary to accomplish the foregoing.

(g) Private Placement. The grant of PRS is not intended to be a public offering of securities in Employee’s country of residence (and country of employment, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of the PRS is not subject to the supervision of the local securities authorities. No employee of the Company or any subsidiary of the Company is permitted to advise Employee on whether Employee should acquire, hold and/or sell shares of Common Stock under the Plan. The acquisition and/or disposition of shares of Common Stock involves a degree of risk, and Employee should carefully consider all risk factors relevant to Employee’s personal situation. In addition, Employee should carefully review all of the materials related to the PRS and the Plan, and Employee should consult with his or her personal advisor for professional investment advice.

(h) Governing Law. The validity, construction, and effect of this agreement shall be determined in accordance with the laws (including those governing contracts) of the State of New York, without giving effect to principles of conflicts of laws, and applicable U.S. Federal law. The PRS and the granting thereof are subject to the Employee’s compliance with the applicable law of the jurisdiction of Employee’s employment.

(i) Notices. Any notice to be given the Company under these Terms and Conditions shall be addressed to the Company at 521 West 57th Street, New York, NY 10019, attention: Corporate Secretary, and any notice to the Employee shall be addressed to the Employee at Employee’s address as then appearing in the records of the Company.

(j) Repatriation; Compliance with Laws. Employee agrees, as a condition of the grant of the PRS, to repatriate all payments attributable to the PRS and/or cash acquired under the Plan (including, but not limited to, dividends, dividend equivalents, and any proceeds derived from the sale of the shares of Common Stock acquired pursuant to the PRS) in accordance with all foreign exchange rules and regulations applicable to Employee. In addition, Employee also agrees to take any and all actions, and consents to any and all actions taken by the Company and the Employer, as may be required to allow the Company and the Employer to comply with all laws, rules and regulations applicable to Employee. Finally, Employee agrees to take any and all actions as may be required to comply with Employee’s personal legal and tax obligations under all laws, rules and regulations applicable to Employee.

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